UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22057

Cohen & Steers Global Income Builder, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Adam M. Derechin Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2011

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2011. The net asset value (NAV) at that date was $12.03 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $11.15.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2011
Cohen & Steers Global Income Builder at Market Value[a]	4.44%
Cohen & Steers Global Income Builder at NAV[a]	5.62%
MSCI World Index—Net[b]	5.29%
S&P 500 Index[b]	6.02%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of non-U.S. holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry to deter investors from arbitraging funds with a large percentage of non-U.S. holdings. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark index, which does not use fair value pricing. An investor cannot invest directly in an index.

The Fund makes regular quarterly distributions at a level rate (the "Policy"). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

a As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The MSCI World Index is a market-capitalization-weighted index that monitors the performance of stocks from all around the world and is net of dividend withholding taxes. The S&P 500 Index is an unmanaged index of common stocks that is frequently used as a general measure of stock market performance.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

The Fund allocates its assets among five proprietary strategies: global large cap value, global real estate, global utility, global preferred securities and closed-end funds. As of June 30, 2011, 69% of the Fund was invested in the global large cap component.

Index and stock options are written on a portion of the Fund's portfolio (covered call strategy). As of June 30, 2011, the aggregate notional value of options represented 57% of total assets.

Investment Review

The market rally that began in 2009 continued into the first quarter of 2011 before slowing amid unrest in the Middle East, Japan's tsunami, weak U.S. economic data and European sovereign debt concerns.

First-quarter earnings were encouraging, with widespread dividend increases and stock buybacks that reflected high levels of cash on balance sheets and confidence on the part of managements to raise payouts. But earnings were tempered by subdued guidance in May as leading economic indicators worsened and the aftermath of Japan's tsunami persisted.

Financial institutions faced hurdles

Even with these headwinds, the S&P 500 Index managed to advance 6.0%, with all sectors except financial institutions (which had a total return of –3.0%c) reporting gains. Greece was a significant overhang for banks; it will take time for the country, its creditors, the European Central Bank and the International Monetary Fund to find a satisfactory long-term resolution to its debt burden.

Slowing economic indicators and Basel III surplus capital requirements also weighed on banks' prospects. Information technology companies (+2.1%) underperformed the index, first on fears that Japan's supply chain would be disrupted, then due to slowing demand for personal computers and televisions.

Defensive sectors outperformed

Healthcare companies (+13.9%) benefited from investors' move away from risk later in the period, as did utilities (+9.1%). Among cyclical stocks, the consumer discretionary (+8.3%) and industrial sectors (+8.0%) outperformed. And among energy companies (+11.3%), oil and gas producers benefited from the rise in oil prices and the improved outlook for gas over nuclear power following the Fukushima disaster. Volatile oil prices and instability in the Middle East throughout the period favored diversified companies with refining and chemical operations over those engaged only in exploration and production of oil and gas.

c  Sector returns are in U.S. dollars as measured by the S&P 500 Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Stronger fundamentals fueled U.S. REITs

U.S. REITs had a total return of +10.2% in the period as measured by the FTSE NAREIT Equity REIT Index. Regional mall owners (with a +15.8% total returnd) were the top-performing sector. Apartment owners (+14.1%) also did well due to low supply and rising demand. Hotel REITs (–2.4%) declined as weak economic indicators and high oil prices weighed on consumer and business travel.

The U.K.'s exceptional returns (+16.3% total returne) arose from strong rental growth and accelerating demand in London. France (+12.9%) and Germany (+0.8%) mostly shook off investor concerns over Greece's growing debt crisis.

Preferred securities benefited when a flight to safety drove Treasury yields lower, and our infrastructure and utilities allocation performed well despite events in Japan.

Fund performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), helped the Fund's absolute return in the period. The Fund's benchmarks are not leveraged.

The large cap value component was the main driver of absolute performance based on NAV; our holdings trailed the MSCI World Index, as did our global real estate allocation, which accounted for 7.5% of the Fund's assets. The Fund's allocations to infrastructure and utilities, preferred securities and closed-end funds—12.4%, 4.4% and 6.1% of the Fund, respectively—outperformed the MSCI World Index.

Covered calls update

The Fund wrote covered call options on an index with the intention of earning option premiums, potentially increasing distributable income and reducing volatility. As a result of an upward-trending market in January and February, the options detracted slightly from overall performance.

Investment Outlook

We believe sluggish U.S. growth and strong exports to emerging markets will keep interest rates relatively low and unemployment high. Data are mixed—weak economic data raise recession concerns, while inflation seems poised to rise to more normal levels. Higher input costs will increase pressure on margins for many companies. Those with strong brands and fewer competitors are better positioned to pass those increases along to customers.

d  Property sector returns are in U.S. dollars as measured by the FTSE NAREIT Equity REIT Index.

e  Country returns are in local currencies as measured by the FTSE EPRA/NAREIT Developed Real Estate Index.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

We will continue to execute a modestly defensive investment strategy in the near-term, though our early view for 2012 is improving. We remain cautious on financial institutions, materials and energy companies. Near-term catalysts for banks are largely absent, despite what appear to be very attractive long-term valuations, and we find most materials and industrial names richly priced at this point in the cycle. There are still opportunities among select technology companies with strong balance sheets that can benefit from both cyclical and secular markets. Among the less cyclical sectors, we favor health care and select consumer staples companies.

Within our U.S. REIT allocation, we favor economically sensitive sectors, including hotels, apartments and high-growth urban offices. We are cautious toward health care property stocks based, in part, on their high premiums to net asset value and threats to Medicare reimbursement rates. Asia Pacific property fundamentals are strong, but inflation remains a concern. Select opportunities remain in higher-growth London and in the Paris office and residential markets, while Germany's thriving manufacturing sector and employment levels should continue to drive strong demand for office, retail and housing.

We believe the global recovery will continue to support infrastructure fundamentals in both emerging and developed economies, including increases in energy demand, trade activity and traffic on roads and railways. The most recent readings on global developed economies have led us to take a somewhat more cautious approach within preferred securities; for example, we will maintain a lower allocation to banks that we believe are more vulnerable to a slowdown.

Correlations among equities are likely to decline

We believe the market will differentiate among stocks far more harshly than it has since the March 2009 bottom. No longer may investors rely on a rising tide aided by government action. We believe stock specifics will drive share prices, as correlations among equities decline from lofty levels.

In our view, the macro levers currently deployed in the form of accommodative monetary policy, massive deficit spending and abnormally low interest rates must be reversed if the private economy is to fully recover. Such programs will no doubt persist far longer than anyone foresaw or intended when the first were deployed 21/2 years ago. In the meantime, we believe extraordinary policies work to the detriment of growth by prohibiting the market clearing process that is painful, but is the foundation of a sound recovery.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Sincerely,

	MARTIN COHEN	ROBERT H. STEERS

	Co-chairman	Co-chairman

	JOSEPH M. HARVEY	RICHARD E. HELM

	Portfolio Manager	Portfolio Manager

	YIGAL D. JHIRAD	WILLIAM F. SCAPELL

	Portfolio Manager	Portfolio Manager

DOUGLAS R. BOND	SCOTT CROWE	BEN MORTON

Portfolio Manager	Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about any of our funds, visit cohenandsteers.com, where you will find daily net asset values, fund fact sheets and portfolio highlights. You can also access newsletters, education tools and market updates covering the global real estate, listed infrastructure, utilities, large cap value and preferred securities sectors.

In addition, our Web site contains comprehensive information about our firm, including our most recent press releases, profiles of our senior investment professionals and an overview of our investment approach.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Our Leverage Strategy
(Unaudited)

Our leverage strategy utilizes borrowings up to the maximum permitted by the 1940 Act to provide additional capital for the Fund, with an objective of increasing the net income available for shareholders. As of June 30, 2011, leverage represented 22% of the Fund's managed assets.

Leverage Factsa

Leverage (as a % of managed assets)	22%
Current Rate on Borrowings[b]	1.1%

The Fund intends to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The net asset value of the Fund's common shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce a realized investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the common shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, the common shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for common shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund was not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments at times of adverse economic conditions which may result in capital losses potentially reducing returns to common shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

a  Data as of June 30, 2011. Information is subject to change.

b  See Note 6 in Notes to Financial Statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

JUNE 30, 2011

Top Ten Holdingsa
(Unaudited)

Security	Value	% of Managed Assets
Novartis AG	$6,698,681	1.9%
Nestle SA	5,807,163	1.6
GlaxoSmithKline PLC	5,534,326	1.6
Exxon Mobil Corp.	5,277,249	1.5
Apple	4,732,947	1.3
Chevron Corp.	4,641,169	1.3
McDonald's Corp.	4,261,448	1.2
Sempra Energy	4,151,080	1.2
Snam Rete Gas S.p.A.	4,146,156	1.2
GDF Suez	4,108,422	1.2

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Country Breakdown

(Based on Value of Securities)
(Unaudited)

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

		Number of Shares	Value
COMMON STOCK	115.2%
AUSTRALIA	4.1%
BANK	1.2%
Australia and New Zealand Banking Group Ltd.[a,b]		142,761	$3,384,124
INDUSTRIALS—HIGHWAYS & RAILTRACKS	1.0%
Transurban Group[b]		500,000	2,808,547
MATERIALS	1.3%
BHP Billiton Ltd.[a,b]		78,287	3,699,914
REAL ESTATE—DIVERSIFIED	0.6%
GPT Group[b]		446,875	1,519,040
TOTAL AUSTRALIA			11,411,625
BRAZIL	2.8%
HOTEL	0.5%
BHG SA—Brazil Hospitality Group[c]		106,086	1,366,308
INDUSTRIALS—HIGHWAYS & RAILTRACKS	1.1%
CCR SA		100,000	2,976,324
OFFICE	0.4%
BR Properties SA		111,570	1,251,065
UTILITIES—WATER	0.8%
Cia de Saneamento Basico do Estado de Sao Paulo, ADR[d]		35,100	2,094,417
TOTAL BRAZIL			7,688,114
CANADA	5.4%
BANK	1.1%
Toronto-Dominion Bank/The[d]		34,800	2,954,520
DIVERSIFIED FINANCIAL SERVICE	0.8%
IGM Financial		41,211	2,160,004
FINANCIAL	1.0%
Power Corp.[a]		104,000	2,899,642
INDUSTRIAL	0.5%
Finning International		42,000	1,245,477

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
MATERIALS—CHEMICALS	0.4%
Potash Corp. of Saskatchewan		20,500	$1,170,760
OFFICE	0.3%
Brookfield Office Properties (USD)		39,785	767,055
RESTAURANT	0.4%
Tim Hortons		25,000	1,220,644
TELECOMMUNICATION SERVICES	0.4%
Rogers Communications		30,000	1,187,931
TRANSPORT—RAIL	0.5%
Canadian National Railway Co.		17,000	1,359,718
TOTAL CANADA			14,965,751
FINLAND	0.7%
REAL ESTATE—DIVERSIFIED	0.5%
Sponda Oyj[b]		249,938	1,453,695
TELECOMMUNICATION SERVICES	0.2%
Nokia Oyj[b]		92,600	597,334
TOTAL FINLAND			2,051,029
FRANCE	5.5%
BANK	0.4%
BNP Paribas[b]		15,740	1,213,695
CONSUMER DISCRETIONARY—CABLE & SATELLITE	0.8%
Eutelsat Communications[b]		50,000	2,251,025
CONSUMER STAPLES	0.8%
Danone SAb		30,000	2,239,593
ENERGY—OIL & GAS	0.9%
Total SAa,b		43,181	2,496,443
MATERIALS	0.6%
Lafarge SAa,b		24,400	1,554,756
REAL ESTATE—DIVERSIFIED	0.5%
Gecina SAb		9,091	1,270,214

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
UTILITIES—MULTI UTILITIES	1.5%
GDF Suez[a,b]		112,413	$4,108,422
TOTAL FRANCE			15,134,148
GERMANY	4.3%
AUTOMOTIVE	0.7%
Bayerische Motoren Werke AGa,b		19,300	1,927,278
INDUSTRIAL	1.4%
Siemens AGa,b		28,500	3,916,492
INSURANCE	1.3%
Allianz SEa,b		26,400	3,681,395
SOFTWARE	0.9%
SAP AGa,b		39,000	2,364,502
TOTAL GERMANY			11,889,667
HONG KONG	4.5%
ENERGY—OIL & GAS	0.4%
CNOOC Ltd.[a,b]		509,000	1,201,530
FINANCE—INVESTMENT BANKERS/BROKERS	0.4%
Hong Kong Exchanges and Clearing Ltd.[a,b]		52,500	1,106,162
INDUSTRIALS	0.8%
Hutchison Whampoa Ltd.[a,b]		201,000	2,177,825
REAL ESTATE	0.7%
DIVERSIFIED	0.0%
Wharf Holdings Ltd.[a,b]		200	1,395
OFFICE	0.7%
Hongkong Land Holdings Ltd. (USD)[b]		274,000	1,953,927
TOTAL REAL ESTATE			1,955,322
RETAIL	0.4%
Esprit Holdings Ltd.[b]		337,637	1,054,947
TELECOMMUNICATION SERVICES	0.5%
China Mobile Ltd.[b]		136,500	1,272,550

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
UTILITIES—ELECTRIC UTILITIES	1.3%
CLP Holdings Ltd.[b,d]		419,000	$3,719,676
TOTAL HONG KONG			12,488,012
IRELAND	0.9%
HEALTH CARE
Covidien PLC		44,300	2,358,089
ISRAEL	0.4%
PHARMACEUTICAL
Teva Pharmaceutical Industries Ltd., ADR[d]		25,784	1,243,305
ITALY	2.3%
ENERGY—OIL & GAS	0.8%
Eni S.p.A.[a,b]		96,800	2,294,057
UTILITIES—GAS UTILITIES	1.5%
Snam Rete Gas S.p.A.[a,b]		700,482	4,146,156
TOTAL ITALY			6,440,213
JAPAN	10.1%
APPAREL	0.6%
Fast Retailing Co., Ltd.[b]		9,000	1,455,554
Nisshinbo Industries[b]		25,000	238,208
			1,693,762
AUTOMOTIVE	0.9%
Toyota Motor Corp.[b]		62,400	2,569,581
BANK	0.2%
Sumitomo Mitsui Trust Holdings[b]		153,000	532,552
DIVERSIFIED	1.0%
Mitsui Fudosan Co., Ltd.[b]		156,000	2,686,770
FINANCE	0.1%
Daiwa Securities Group[b]		47,000	207,077

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
HEALTH CARE	1.2%
Astellas Pharma[b]		49,800	$1,932,294
Eisai Co., Ltd.[b]		33,200	1,295,323
			3,227,617
INDUSTRIAL	2.3%
Fanuc Ltd.[a,b]		20,100	3,361,182
Secom Co., Ltd.[a,b]		63,800	3,058,991
			6,420,173
INSURANCE	0.2%
NKSJ Holdings[b]		85,000	561,015
MATERIALS	0.2%
Mitsubishi Materials Corp.[b]		76,000	239,457
Sumitomo Metal Mining Co., Ltd.[b]		29,000	476,448
			715,905
TECHNOLOGY	2.9%
Canon[b]		53,400	2,540,040
Kyocera Corp.[b]		15,700	1,598,542
Sony Corp.[b]		81,000	2,137,206
TDK Corp.[b]		31,800	1,754,134
			8,029,922
TELECOMMUNICATION SERVICES	0.5%
KDDI Corp.[b]		200	1,438,987
TOTAL JAPAN			28,083,361
MEXICO	0.7%
RETAIL	0.5%
Wal-Mart de Mexico SA de CV		480,600	1,426,387
TELECOMMUNICATION SERVICES	0.2%
America Movil SAB de CV		473,400	638,424
TOTAL MEXICO			2,064,811

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
NETHERLANDS	1.1%
INDUSTRIALS—MARINE PORTS & SERVICES
Koninklijke Vopak NVb		60,000	$2,938,440
SINGAPORE	1.0%
DIVERSIFIED	0.5%
Global Logistic Properties Ltd.[b,c]		798,000	1,340,615
INDUSTRIALS—MARINE PORTS & SERVICES	0.0%
Hutchison Port Holdings Trust[c]		17,100	14,450
SEMICONDUCTORS	0.5%
Avago Technologies Ltd. (USD)		36,000	1,368,000
TOTAL SINGAPORE			2,723,065
SPAIN	0.4%
TELECOMMUNICATION SERVICES
Telefonica SAa,b		46,600	1,138,146
SWEDEN	0.7%
RETAIL
Hennes & Mauritz ABb		52,958	1,828,233
SWITZERLAND	5.4%
FOOD	2.1%
Nestle SAa,b		93,320	5,807,163
HEALTH CARE	2.4%
Novartis AGa,b		109,300	6,698,681
MATERIALS—CHEMICALS	0.9%
Syngenta AGa,b,c		7,500	2,534,628
TOTAL SWITZERLAND			15,040,472
UNITED KINGDOM	9.0%
BANK	1.5%
Barclays PLC[a,b]		570,000	2,338,340
HSBC Holdings PLC[a,b]		182,166	1,806,128
			4,144,468

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
CONSUMER DISCRETIONARY	1.2%
Reckitt Benckiser Group PLC[a,b]		58,800	$3,247,645
CONSUMER—NON-CYCLICAL—AGRICULTURE	0.5%
British American Tobacco PLC[b]		30,300	1,328,703
ENERGY—INTEGRATED OIL & GAS	1.0%
Royal Dutch Shell PLC[a,b]		81,024	2,883,124
HEALTH CARE	2.0%
GlaxoSmithKline PLC[a,b]		258,200	5,534,326
REAL ESTATE—OFFICE	0.5%
Great Portland Estates PLC[b]		201,335	1,409,297
TELECOMMUNICATION SERVICES	1.0%
Vodafone Group PLC[a,b]		1,045,000	2,770,964
UTILITIES—MULTI UTILITIES	1.3%
National Grid PLC[a,b]		375,000	3,691,573
TOTAL UNITED KINGDOM			25,010,100
UNITED STATES	55.9%
AUTOMOTIVE	0.4%
Ford Motor Co.[a,c,d]		81,000	1,116,990
BASIC MATERIALS	0.5%
Praxair[d]		12,400	1,344,036
CONSUMER—CYCLICAL	4.1%
APPAREL	0.5%
NIKE[a,d]		15,837	1,425,013
MEDIA	1.1%
The Walt Disney Co.[a]		42,600	1,663,104
Time Warner Cable[d]		17,000	1,326,680
			2,989,784
RESTAURANT	1.5%
McDonald's Corp.[a,d]		50,539	4,261,448

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
RETAIL	1.0%
Nordstrom[a]		28,340	$1,330,280
Ross Stores[a,d]		15,900	1,273,908
			2,604,188
TOTAL CONSUMER—CYCLICAL			11,280,433
CONSUMER—NON-CYCLICAL	3.9%
AGRICULTURE	0.8%
Philip Morris International[a,d]		35,233	2,352,508
BASIC MATERIALS	0.4%
Archer-Daniels-Midland Co.[d]		33,379	1,006,377
BEVERAGE	0.4%
PepsiCo[a,d]		17,210	1,212,100
COSMETICS/PERSONAL CARE	0.9%
Procter & Gamble Co.[a,d]		40,076	2,547,631
FOOD	0.5%
Kraft Foods, Class Aa		35,673	1,256,760
RETAIL	0.9%
CVS Caremark Corp.[a,d]		36,000	1,352,880
Wal-Mart Stores[a]		22,200	1,179,708
			2,532,588
TOTAL CONSUMER—NON-CYCLICAL			10,907,964
ENERGY	9.8%
OIL & GAS	7.1%
Apache Corp.[d]		20,200	2,492,478
Chevron Corp.[a]		45,130	4,641,169
ConocoPhillips[a,d]		13,000	977,470
Devon Energy Corp.[a,d]		30,273	2,385,815
Exxon Mobil Corp.[a,d]		64,847	5,277,249
Marathon Oil Corp.[a]		24,000	1,264,320
Occidental Petroleum Corp.[a]		23,800	2,476,152
			19,514,653

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
OIL & GAS SERVICES	1.3%
Halliburton Co.[a]		26,500	$1,351,500
Schlumberger Ltd.[a,d]		26,798	2,315,347
			3,666,847
OIL & GAS STORAGE & TRANSPORTATION	1.4%
MarkWest Energy Partners LPd		82,393	3,974,639
TOTAL ENERGY			27,156,139
FINANCIAL	6.8%
BANK	2.4%
Bank of America Corp.[a]		90,900	996,264
Bank of New York Mellon Corp.[a]		38,000	973,560
Comerica		35,000	1,209,950
US Bancorp[a,d]		93,072	2,374,267
Wells Fargo & Co.[a]		37,987	1,065,915
			6,619,956
CREDIT CARD	0.5%
American Express Co.[d]		25,700	1,328,690
DIVERSIFIED FINANCIAL SERVICE	2.6%
Citigroup[d]		31,311	1,303,790
Goldman Sachs Group[a,d]		15,200	2,022,968
JPMorgan Chase & Co.[a,d]		92,794	3,798,986
			7,125,744
INSURANCE	1.3%
HCC Insurance Holdings[a]		38,981	1,227,902
Prudential Financial[a,d]		40,000	2,543,600
			3,771,502
TOTAL FINANCIAL			18,845,892
HEALTH CARE	3.8%
BIOTECHNOLOGY	0.5%
Amgen[c,d]		22,000	1,283,700

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
HEALTHCARE PRODUCTS	0.8%
Johnson & Johnson[a]		35,136	$2,337,247
PHARMACEUTICAL	2.5%
Abbott Laboratories[a,d]		60,863	3,202,611
Merck & Co.[a,d]		36,829	1,299,696
Pfizer[a]		116,384	2,397,510
			6,899,817
TOTAL HEALTH CARE			10,520,764
INDUSTRIAL	6.4%
AEROSPACE & DEFENSE	2.3%
General Dynamics Corp.[a]		33,019	2,460,576
Lockheed Martin Corp.[a]		23,000	1,862,310
United Technologies Corp.[d]		22,973	2,033,340
			6,356,226
DIVERSIFIED MANUFACTURING	2.3%
Caterpillar[a]		17,300	1,841,758
Eaton Corp.[a,d]		23,000	1,183,350
General Electric Co.[a]		173,830	3,278,434
			6,303,542
ENVIRONMENTAL CONTROL	0.4%
Waste Management[d]		32,000	1,192,640
TRANSPORTATION	1.4%
Norfolk Southern Corp.[d]		18,000	1,348,740
United Parcel Service[a]		33,160	2,418,359
			3,767,099
TOTAL INDUSTRIAL			17,619,507
MATERIALS	1.6%
CHEMICALS	0.4%
Dow Chemical Co.[a,d]		35,000	1,260,000

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
METALS & MINING	1.2%
Freeport-McMoRan Copper & Gold[a,d]		25,000	$1,322,500
Newmont Mining Corp.[d]		35,100	1,894,347
			3,216,847
TOTAL MATERIALS			4,476,847
REAL ESTATE	4.1%
DIVERSIFIED	0.5%
Forest City Enterprises[a,c]		80,857	1,509,600
HOTEL	0.5%
Host Hotels & Resorts		75,625	1,281,844
OFFICE	1.1%
Boston Properties		16,330	1,733,593
Kilroy Realty Corp.[d]		31,817	1,256,453
			2,990,046
RESIDENTIAL—APARTMENT	1.0%
AvalonBay Communities[d]		22,457	2,883,479
SELF STORAGE	0.4%
Extra Space Storage[d]		48,795	1,040,797
SHOPPING CENTER—REGIONAL MALL	0.6%
General Growth Properties[d]		3,328	55,544
Simon Property Group[d]		14,999	1,743,334
			1,798,878
TOTAL REAL ESTATE			11,504,644
TECHNOLOGY	8.4%
COMPUTERS	2.4%
Apple[a,c,d]		14,100	4,732,947
International Business Machines Corp.[a,d]		11,433	1,961,331
			6,694,278
INTERNET SERVICE PROVIDER	0.6%
Google[a,c,d]		3,400	1,721,692

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
SERVICES	0.9%
Visa, Class Aa		29,500	$2,485,670
SOFTWARE	2.3%
Microsoft Corp.[a]		44,015	1,144,390
Oracle Corp.[a,d]		87,200	2,869,752
Symantec Corp.[a,c]		125,300	2,470,916
			6,485,058
TELECOMMUNICATION EQUIPMENT	2.2%
Corning[a,d]		92,400	1,677,060
Harris Corp.[a,d]		23,900	1,076,934
QUALCOMM[a,d]		58,000	3,293,820
			6,047,814
TOTAL TECHNOLOGY			23,434,512
TELECOMMUNICATION SERVICES	1.0%
AT&Ta		83,977	2,637,717
UTILITIES	5.1%
ELECTRIC UTILITIES	2.5%
PPL Corp.[d]		110,000	3,061,300
Southern Co.[a,d]		96,885	3,912,216
			6,973,516
MULTI UTILITIES	2.6%
PG&E Corp.[a]		75,000	3,152,250
Sempra Energy[a,d]		78,500	4,151,080
			7,303,330
TOTAL UTILITIES			14,276,846
TOTAL UNITED STATES			155,122,291
TOTAL COMMON STOCK (Identified cost—$297,356,868)			319,618,872
CLOSED-END FUNDS—UNITED STATES	7.8%
COVERED CALL	0.4%
NFJ Dividend Interest & Premium Strategy Fund[d]		59,200	1,119,472

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
EMERGING MARKETS DEBT	0.3%
AllianceBernstein Global High Income Fund[d]		62,200	$952,282
ENERGY/RESOURCES	0.2%
ASA Gold and Precious Metals Ltd.		18,300	523,380
EQUITY TAX-ADVANTAGED	0.5%
Eaton Vance Tax-Advantaged Dividend Income Fund[d]		85,500	1,479,150
GLOBAL EQUITY DIVIDEND	0.8%
Alpine Total Dynamic Dividend Fund[a]		344,300	2,089,901
GLOBAL HYBRID (GROWTH & INCOME)	0.8%
Clough Global Opportunities Fund[d]		157,885	2,123,554
GLOBAL INCOME	0.7%
First Trust Aberdeen Global Opportunity Income Fund[d]		44,100	768,663
Western Asset Global High Income Fund[a]		83,300	1,088,731
			1,857,394
GOVERNMENT	0.1%
AllianceBernstein Income Fund[a]		46,300	365,307
HIGH YIELD	0.7%
BlackRock Corporate High Yield Fund Vd		31,301	382,185
New America High Income Fund[d]		118,700	1,289,082
PIMCO High Income Fund[d]		24,800	337,776
			2,009,043
MULTI-SECTOR	1.0%
AGIC Convertible & Income Fund[d]		67,700	691,894
AGIC Convertible & Income Fund IId		57,200	541,684
PIMCO Income Opportunity Fund[d]		57,400	1,607,200
			2,840,778
REAL ESTATE	0.7%
Alpine Global Premier Properties Fund[d]		254,758	1,831,710

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
U.S. GENERAL EQUITY	1.6%
Gabelli Equity Trust[d]		273,800	$1,670,180
Liberty All-Star Equity Fund[d]		271,700	1,404,689
Royce Value Trust[d]		100,688	1,502,265
			4,577,134
TOTAL CLOSED-END FUNDS (Identified cost—$19,268,201)			21,769,105
PREFERRED SECURITIES—$25 PAR VALUE	2.4%
BERMUDA	0.7%
INSURANCE—REINSURANCE
Axis Capital Holdings Ltd., 7.50%, Series B ($100 par value)[d]		20,000	1,951,250
NETHERLANDS	0.5%
INSURANCE—MULTI-LINE
ING Groep N.V., 7.375%[d]		63,000	1,556,100
UNITED KINGDOM	0.9%
BANK
Barclays Bank PLC, 7.75%, Series IVd		35,000	898,800
National Westminster Bank PLC, 7.76%, Series Cd		63,373	1,496,870
			2,395,670
UNITED STATES	0.3%
FINANCE—MORTGAGE LOAN/BROKER
Countrywide Capital V, 7.00%, due 11/1/36[d]		35,000	872,200
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$6,355,101)			6,775,220
PREFERRED SECURITIES—CAPITAL SECURITIES	2.8%
BERMUDA	0.4%
INSURANCE—REINSURANCE
Catlin Insurance Co., 7.249%, due 12/31/49, 144Ad,e		1,000,000	960,000
CAYMAN ISLANDS	0.7%
INTEGRATED TELECOMMUNICATIONS SERVICES
Centaur Funding Corp., 9.08%, due 4/21/20, 144Ad,e		1,750	1,996,094

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Shares	Value
UNITED KINGDOM	0.3%
BANK
LBG Capital No.1 PLC, 8.00%, due 12/29/49, 144Ae		1,000,000	$905,000
UNITED STATES	1.4%
INSURANCE
MULTI-LINE	0.7%
MetLife Capital Trust X, 9.25%, due 4/8/38, 144Ad,e		1,500,000	1,837,500
PROPERTY CASUALTY	0.7%
ACE Capital Trust II, 9.70%, due 4/1/30,		1,500,000	1,947,166
			3,784,666
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$7,159,679)			7,645,760
		Principal Amount
CORPORATE BONDS	0.5%
UNITED STATES
INSURANCE—PROPERTY CASUALTY
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ad,e (Identified cost—$1,342,506)		$1,500,000	1,390,161
		Number of Shares
SHORT-TERM INVESTMENTS	0.7%
MONEY MARKET FUNDS
Federated Government Obligations Fund, 0.01%[f] (Identified cost—$1,872,061)		1,872,061	1,872,061
TOTAL INVESTMENTS (Identified cost—$333,354,416)	129.4%		359,071,179
WRITTEN CALL OPTIONS	(1.8)		(5,063,965)
LIABILITIES IN EXCESS OF OTHER ASSETS	(27.6)		(76,535,388)
NET ASSETS (Equivalent to $12.03 per share based on 23,073,973 shares of common stock outstanding)	100.0%		$277,471,826

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2011 (Unaudited)

		Number of Contracts	Value
WRITTEN CALL OPTIONS	(1.8)%
EUROPE	(0.3)%
DJ EuroStoxx 50 Index, EUR Strike Price 2,825, 7/15/11		600	$(473,329)
DJ EuroStoxx 50 Index, EUR Strike Price 2,850, 7/15/11		600	(352,386)
			(825,715)
UNITED STATES	(1.5)%
S&P 500 Index, USD Strike Price 1,280, 7/16/11		380	(1,672,000)
S&P 500 Index, USD Strike Price 1,285, 7/16/11		138	(560,280)
S&P 500 Index, USD Strike Price 1,295, 7/16/11		152	(469,680)
S&P 500 Index, USD Strike Price 1,300, 7/16/11		379	(1,027,090)
S&P 500 Index, USD Strike Price 1,310, 8/20/11		152	(509,200)
			(4,238,250)
TOTAL WRITTEN CALL OPTIONS (Premiums Received—$2,608,955)			$(5,063,965)

Glossary of Portfolio Abbreviations

ADR  American Depositary Receipt

EUR  Euro Currency

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  All or a portion of the security is held in connection with the revolving credit agreement; $159,606,040 has been pledged as collateral.

b  Fair valued security. This security has been valued at its fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair value securities represent 48.6% of the net assets of the Fund, all of which have been fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors.

c  Non-income producing security.

d  A portion or all of the security is held in connection with written option contracts: $92,099,787 has been pledged to brokers.

e  Resale is restricted to qualified institutional investors. Aggregate holdings equal 2.6% of net assets of the Fund, of which 0.0% are illiquid.

f  Rate quoted represents the seven day yield of the fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$333,354,416)	$359,071,179
Cash	68,647
Foreign currency, at value (Identified cost—$92,340)	93,116
Receivable for:
Dividends and interest	1,433,856
Investment securities sold	1,068,259
Other assets	94,038
Total Assets	361,829,095
LIABILITIES:
Payable for:
Revolving credit agreement	78,000,000
Options (Premiums received $2,608,955)	5,063,965
Dividends declared on common shares	735,780
Investment management fees	291,982
Interest expense	76,956
Administration fees	23,359
Directors' fees	748
Other liabilities	164,479
Total Liabilities	84,357,269
NET ASSETS	$277,471,826
NET ASSETS consist of:
Paid-in capital	$372,223,723
Dividends in excess of net investment income	(9,738,304)
Accumulated net realized loss	(108,322,132)
Net unrealized appreciation	23,308,539
$277,471,826
NET ASSET VALUE PER COMMON SHARE:
($277,471,826 ÷ 23,073,973 shares outstanding)	$12.03
MARKET PRICE PER COMMON SHARE	$11.15
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER COMMON SHARE	(7.32)%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividend income (net of $372,110 of foreign withholding tax)	$6,138,360
Interest income	449,777
Total Income	6,588,137
Expenses:
Investment management fees	1,779,181
Interest expense	515,969
Administration fees	178,898
Custodian fees and expenses	98,453
Line of credit fees	92,421
Professional fees	59,483
Shareholder reporting expenses	26,008
Directors' fees and expenses	11,504
Transfer agent fees and expenses	11,253
Registration and filing fees	5,713
Miscellaneous	26,547
Total Expenses	2,805,430
Net Investment Income	3,782,707
Net Realized and Unrealized Gain (Loss):
Net realized loss on:
Investments	(1,363,279)
Options	(1,306,680)
Foreign currency transactions	(10,512)
Net realized loss	(2,680,471)
Net change in unrealized appreciation (depreciation) on:
Investments	15,443,380
Options	(2,251,579)
Foreign currency translations	27,222
Net change in unrealized appreciation (depreciation)	13,219,023
Net realized and unrealized gain	10,538,552
Net Increase in Net Assets from Operations Applicable to Common Shares	$14,321,259

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2011	For the Year Ended December 31, 2010
Change in Net Assets Applicable to Common Shares:
From Operations:
Net investment income	$3,782,707	$6,538,606
Net realized loss	(2,680,471)	(7,939,629)
Net change in unrealized appreciation (depreciation)	13,219,023	28,380,634
Net increase in net assets resulting from operations	14,321,259	26,979,611
Less Dividends and Distributions to Common Shareholders from:
Net investment income	(12,921,425)	(7,101,786)
Tax return of capital	—	(18,675,581)
Total dividends and distributions to common shareholders	(12,921,425)	(25,777,367)
Capital Stock Transactions:
Increase in net assets from shares issued to common shareholders for reinvestment of dividends	—	881,690
Total increase in net assets applicable to common shares	1,399,834	2,083,934
Net Assets Applicable to Common Shares:
Beginning of period	276,071,992	273,988,058
End of period[a]	$277,471,826	$276,071,992

a  Includes dividends in excess of net investment income of $9,738,304 and $599,586, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

STATEMENT OF CASH FLOWS

For the Six Months Ended June 30, 2011 (Unaudited)

Increase in Cash:
Cash Flows from Operating Activities:
Net increase in net assets resulting from operations	$14,321,259
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of long-term investments	(129,577,592)
Net purchases, sales and maturities of short-term investments	5,776,867
Net amortization/accretion of premium (discount)	8,633
Proceeds from sales and maturities of long-term investments	134,429,456
Net decrease in dividends and interest receivable and other assets	79,694
Net decrease in interest expense payable, accrued expenses and other liabilities	(104,025)
Increase in premiums received from options	2,249,196
Net change in unrealized appreciation on investments	(15,443,380)
Net realized loss from investments	1,363,279
Cash provided for operating activities	13,103,387
Cash Flows from Financing Activities:
Distributions paid on common shares net of reinvestments	(13,023,463)
Increase in cash	79,924
Cash at beginning of period (including foreign currency)	81,839
Cash at end of period (including foreign currency)	$161,763

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a common share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,			For the Period July 27, 2007[a] through
Per Share Operating Performance:	June 30, 2011	2010	2009	2008	December 31, 2007
Net asset value per common share, beginning of period	$11.96	$11.91	$9.94	$19.59	$19.10
Income from investment operations:
Net investment income	0.16	0.31	0.38	0.51	0.20
Net realized and unrealized gain (loss)	0.47	0.86	2.83	(8.03)	1.11
Total income (loss) from investment operations	0.63	1.17	3.21	(7.52)	1.31
Less dividends and distributions to preferred shareholders from:
Net investment income	—	—	(0.02)	(0.07)	(0.01)
Net realized gain	—	—	—	(0.05)	(0.03)
Total dividends and distributions to preferred shareholders	—	—	(0.02)	(0.12)	(0.04)
Total from investment operations applicable to common shares	0.63	1.17	3.19	(7.64)	1.27
Offering costs charged to paid-in capital—common shares	—	—	—	—	(0.04)
Offering costs charged to paid-in capital—preferred shares	—	—	—	(0.00)[b]	(0.05)
Total offering costs	—	—	—	—	(0.09)
Anti-dilutive (dilutive) effect from the issuance of reinvested common shares	—	0.00 [b]	(0.00)[b]	—	(0.01)
Anti-dilutive effect from the purchase of common shares	—	—	—	0.03	—
Less dividends and distributions to common shareholders from:
Net investment income	(0.56)	(0.31)	(0.37)	(0.45)	(0.20)
Net realized gain	—	—	—	(0.28)	(0.48)
Tax return of capital	—	(0.81)	(0.85)	(1.31)	—
Total dividends and distributions to common shareholders	(0.56)	(1.12)	(1.22)	(2.04)	(0.68)
Net increase (decrease) in net asset value per common share	0.07	0.05	1.97	(9.65)	0.49
Net asset value, per common share, end of period	$12.03	$11.96	$11.91	$9.94	$19.59
Market value, per common share, end of period	$11.15	$11.21	$11.29	$7.86	$17.39
Total net asset value return[c]	5.62%[d]	11.18%	37.19%	-40.66%	6.35%[d]
Total market value return[c]	4.44%[d]	9.93%	64.47%	-47.14%	-9.84%[d]

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Six Months Ended	For the Year Ended December 31,			For the Period July 27, 2007[a] through
Ratios/Supplemental Data:	June 30, 2011	2010	2009	2008	December 31, 2007
Net assets applicable to common shares, end of period (in millions)	$277.5	$276.1	$274.0	$228.2	$456.3
Ratio of expenses to average daily net assets applicable to common shares[e]	2.01%[f]	2.22%	2.25%	2.09%	1.65%[f]
Ratio of expenses to average daily net assets applicable to common shares (excluding interest expense)[e]	1.64%[f]	1.71%	1.86%	1.72%	1.47%[f]
Ratio of net investment income to average daily net assets applicable to common shares[e]	2.72%[f]	2.51%	3.10%	3.35%	2.45%[f]
Ratio of expenses to average daily managed assets[e,g]	1.58%[f]	1.70%	1.68%	1.59%	1.45%[f]
Portfolio turnover rate	36%[d]	53%	85%	56%	13%[d]
Preferred Shares/Revolving Credit Agreement:
Liquidation value, end of period (in 000's)	—	—	—	$43,000	$90,000
Total shares outstanding (in 000's)	—	—	—	2	4
Asset coverage ratio for revolving credit agreement	456%	454%	451%	690%	2,051%
Asset coverage per $1,000 for revolving credit agreement	$4,557	$4,539	$4,513	$6,896	$20,509
Asset coverage ratio for auction market preferred shares[h]	—	—	—	356%	487%
Asset coverage per share for auction market preferred shares[h]	—	—	—	$89,000	$121,750
Liquidation preference per share	—	—	—	$25,000	$25,000
Average market value per share[i]	—	—	—	$25,000	$25,000

a  Commencement of operations.

b  Amount is less than $0.005.

c  Total market value return is computed based upon the New York Stock Exchange market price of the Fund's shares and excludes the effects of brokerage commissions. Total net asset value return measures the changes in value over the period indicated, taking into account dividends as reinvested. Dividends and distributions, if any, are assumed for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Ratios do not reflect dividend payments to preferred shareholders, where applicable.

f  Annualized.

g  Average daily managed assets represent net assets applicable to common shares plus liquidation preference of preferred shares and/or the outstanding balance of the revolving credit agreement.

h  Includes the effect of the outstanding borrowings from the revolving credit agreement.

i  Based on weekly prices.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS

Note 1. Significant Accounting Policies

Cohen & Steers Global Income Builder, Inc. (the Fund) was incorporated under the laws of the State of Maryland on April 10, 2007 and is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund's investment objective is total return with an emphasis on high current income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange are valued, except as indicated below, at the last sale price reflected at the close of the New York Stock Exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day or, if no asked price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges. In the absence of a last sale, options are valued at the average of the quoted bid and asked prices as of the close of business. Over-the-counter options quotations are provided by the respective counterparty when such prices are believed by Cohen & Steers Capital Management, Inc. (the investment manager), pursuant to delegation by the Board of Directors, to reflect the fair market value.

Securities not listed on the New York Stock Exchange but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined as reflected on the tape at the close of the exchange representing the principal market for such securities. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain foreign securities may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment manager to be over-the-counter, are valued at the official closing prices as reported by sources as the Board of Directors deem appropriate to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day, or if no asked price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment manager pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Securities for which market prices are unavailable, or securities for which the investment manager determines that the bid and/or asked price or a counterparty valuation does not reflect market value, will be valued at fair value pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates value. Investments in open-end mutual funds are valued at their closing net asset value.

Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

When foreign fair value pricing procedures are utilized, securities are categorized as Level 2. The utilization of these procedures results in transfers between Level 1 and Level 2. 48.6% of net assets of the Fund were fair valued pursuant to foreign fair value pricing procedures approved by the Board of Directors.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following is a summary of the inputs used as of June 30, 2011 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Market for Identical Assets (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock—Brazil	$7,688,114	$7,688,114	$—	—
Common Stock—Canada	14,965,751	14,965,751	—	—
Common Stock—Ireland	2,358,089	2,358,089	—	—
Common Stock—Israel	1,243,305	1,243,305	—	—
Common Stock—Mexico	2,064,811	2,064,811	—	—
Common Stock—Singapore	2,723,065	1,382,450	1,340,615	—
Common Stock—United States	155,122,291	155,122,291	—	—
Common Stock—Other Countries	133,453,446	—	133,453,446	—
Closed-End Funds	21,769,105	21,769,105	—	—
Preferred Securities—$25 Par Value—Bermuda	1,951,250	—	1,951,250	—
Preferred Securities—$25 Par Value—Other Countries	4,823,970	4,823,970	—	—
Preferred Securities—Capital Securities	7,645,760	—	7,645,760	—
Corporate Bonds	1,390,161	—	1,390,161	—
Money Market Funds	1,872,061	—	1,872,061	—
Total Investments	$359,071,179	$211,417,886	$147,653,293	—
Other Financial Instruments*	$(5,063,965)	$(5,063,965)	—	—

*  Other financial instruments are written option contracts.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. The Fund records distributions received in excess of income from underlying investments as a reduction of cost of investments and/or an increase in realized gain. Such amounts are based on estimates if actual amounts are not available, and actual amounts of income, realized

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

gain and return of capital may differ from the estimated amounts. The Fund adjusts the estimated amounts of the components of distributions (and consequently its net investment income) as an increase to unrealized appreciation/(depreciation) and realized gain/(loss) on investments as necessary once the issuers provide information about the actual composition of the distributions.

Options: The Fund may write put or call options on an index and put and covered call options on a security with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When a Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premiums received. Premiums received from writing options which are exercised or closed, are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the call premium is added to the proceeds of the security sold to determine its gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contract.

Foreign Currency Translations: The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, other assets and liabilities and foreign currency contracts are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the exchange rates prevailing on the respective dates of such transactions. The resultant exchange gains and losses are recorded as realized and unrealized gain/loss on foreign exchange transactions. Pursuant to U.S. federal income tax regulations, certain foreign exchange gains/losses included in realized and unrealized gain/loss are included in or are a reduction of ordinary income for federal income tax purposes. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of the securities.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2011, the investment manager considers it likely that a portion of the dividends will be reclassified to return of capital upon the final determination of the Fund's taxable income for the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions where it trades for all open tax years and has concluded that as of June 30, 2011, no additional provisions for income tax would be required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Management Fees, Administration Fees and Other Transactions with Affiliates

Investment Management Fees: The investment manager serves as the Fund's investment manager pursuant to an investment management agreement (the investment management agreement). Under the terms of the investment management agreement, the investment manager provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services under the investment management agreement, the Fund pays the investment manager an investment management fee, accrued daily and paid monthly, at an annual rate of 1.0% of the Fund's average daily managed asset value. Managed asset value is the net asset value of the common shares plus the amount of any loan outstanding.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Under subadvisory agreements between the investment manager and each of Cohen & Steers Asia Limited, Cohen & Steers UK Limited and Cohen & Steers Europe S.A. (collectively the subadvisors), affiliates of the investment manager, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment manager (not the Fund) pays the subadvisors. The investment manager allocates 50% of the investment management fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average assets managed by the investment manager and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment manager under which the investment manager performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.08% of the Fund's average daily managed asset value. For the six months ended June 30, 2011, the Fund paid the investment manager $142,334 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment manager. The Fund does not pay compensation to any affiliated directors and officers except for the Chief Compliance Officer, who received $2,848 from the Fund for the six months ended June 30, 2011.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2011, totaled $127,434,265 and $134,960,666, respectively.

Transactions in options written during the six months ended June 30, 2011, were as follows:

	Number of Contracts	Premium
Options outstanding at December 31, 2010	2,423	$2,611,338
Options written	14,187	15,244,182
Options expired	(1,700)	(783,919)
Options terminated in closing transactions	(12,509)	(14,462,646)
Options outstanding at June 30, 2011	2,401	$2,608,955

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 4. Income Tax Information

As of June 30, 2011, the federal tax cost and net unrealized appreciation on securities were as follows:

Cost for federal income tax purposes	$333,354,416
Gross unrealized appreciation	$41,141,705
Gross unrealized depreciation	(15,424,942)
Net unrealized appreciation	$25,716,763

As of December 31, 2010, the Fund had a net capital loss carryforward of $102,909,020, of which $16,526,539 will expire on December 31, 2016, $80,015,995 will expire on December 31, 2017 and $6,366,486 will expire on December 31, 2018. This carryforward may be used to offset future capital gains to the extent provided by regulations. The Regulated Investment Company Modernization Act of 2010 (the "Act") requires that capital loss carryforwards incurred after the effective date of the Act be used before those previously incurred, thereby increasing the chances that all or a portion of these losses will not be able to be utilized prior to their expiration. In addition, the Fund incurred capital and currency losses of $563,604 and $51,056, respectively, after October 31, 2010 that it has elected to treat as arising in the following fiscal year.

Note 5. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2011, and the year ended December 31, 2010, the Fund issued 0 and 77,956 shares of common stock, respectively, for the reinvestment of dividends.

On December 14, 2010, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding ("Share Repurchase Program") as of January 1, 2011 through the fiscal year ended December 31, 2011. During the six months ended June 30, 2011 and the year ended December 31, 2010, the Fund did not effect any repurchases.

Note 6. Borrowings

The Fund has a $80,000,000 secured, committed revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street), as operations agent, and the lenders identified in the credit agreement (prior to June 17, 2011, the credit agreement was $100,000,000). The credit agreement has a 364-day term. The Fund pays a 0.20% per annum fee based on the unused portion of the credit agreement. The Fund is required to segregate portfolio securities as collateral in an amount up to two times the loan balance outstanding

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

and has granted a security interest in the securities segregated to, and in favor of, State Street as security for the loan balance outstanding. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement necessitating the sale of portfolio securities at potentially inopportune times.

As of June 30, 2011, the Fund has outstanding borrowings of $78,000,000. During the six months ended June 30, 2011, the Fund borrowed an average daily balance of $78,000,000 at a weighted average borrowing cost of 1.32%.

Note 7. Derivative Investments

The following tables present the value of derivatives held at June 30, 2011 and the effect of derivatives held during the six months ended June 30, 2011, along with the respective location in the financial statements. The volume of activity for written options for the six months ended June 30, 2011 is summarized in Note 3.

Statement of Assets and Liabilities
	Assets		Liabilities
Derivatives	Location	Fair Value	Location	Fair Value
Equity contracts	—	—	Payables	$5,063,965
Statement of Operations

Derivatives	Location	Realized Loss	Change in Unrealized Depreciation
Equity contracts	Net Realized and Unrealized Gain (Loss)	$(1,306,680)	$(2,251,579)

Note 8. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 9. Subsequent Events

Events and transactions occurring after June 30, 2011 and through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements and no additional disclosure is required.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Global Income Builder, Inc. shareholders voted on the following proposals at the annual meeting held on April 28, 2011. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Bonnie Cohen	16,756,624.327	455,126.048
Richard E. Kroon	16,803,080.783	408,669.592
Frank K. Ross	16,805,912.348	405,838.027

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

AVERAGE ANNUAL TOTAL RETURNS

(periods ended June 30, 2011) (Unaudited)

Based on Net Asset Value		Based on Market Value
One Year	Since Inception (07/27/07)	One Year	Since Inception (07/27/07)
35.71%	0.42%	30.59%	-2.65%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage resulting from the issuance of preferred shares and/or borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our Web site at cohenandsteers.com.

DIVIDEND REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our Web site at cohenandsteers.com or (iii) on the Securities and Exchange Commission's Web site at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's Web site at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request by calling 800-330-7348, or (ii) on the SEC's Web site at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that the distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Change to Investment Policy

The Board of Directors approved revisions to the ratings criteria for determining whether a security is deemed investment grade or below investment grade. The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (NRSRO) (for example minimum Baa3 or BBB- by Moody's or S&P) or, if unrated, is judged to be investment grade by the investment manager.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment management and subadvisory agreements (the "Management Agreements"), or interested persons of any such party ("Independent Directors"), has the responsibility under the 1940 Act to approve the Fund's Management Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting held on June 14, 2011 and at a meeting held in person on June 21-22, 2011, the Management Agreements were discussed and were unanimously continued for a term ending June 30, 2012 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Management Agreements, the Board of Directors reviewed materials provided by the Fund's investment manager (the "Investment Manager") and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds ("Peer Funds") and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Manager; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment management personnel. In addition, the Board of Directors considered information provided from

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

time to time by the Investment Manager throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services provided by the Investment Manager and the Subadvisors: The Board of Directors reviewed the services that the Investment Manager and the sub-investment advisors (the "Subadvisors"), provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Manager, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Manager and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Manager's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Manager's and Subadvisors' ability to attract qualified and experienced personnel. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Manager and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Manager and Subadvisors: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant benchmark. The Board of Directors considered that the Fund outperformed the median of the Peer Funds for the one-year period and underperformed the Peer Funds' median for the three-year period ended March 31, 2011. The Board of Directors noted that the Fund underperformed its benchmark for the one- and three-year periods ended March 31, 2011. The Board of Directors engaged in discussions with the Investment Manager regarding the contributors and detractors to the Fund's performance during the periods, as well as the impact of leverage on the Fund's performance. The Board of Directors noted that the Fund's investment mix is unique to the Peer Fund group, making performance comparisons difficult. The Board of Directors also considered supplemental information provided by the Investment Manager, including a narrative summary of various factors affecting performance, and the Investment Manager's and the Subadvisors' performance in managing other global funds. The Board of Directors determined that the Fund's performance, in light of all considerations noted above, was satisfactory. The Board of Directors then determined to closely monitor the Fund's performance and requested that the Investment Manager provide updates for this purpose.

(iii) Cost of the services provided and profits realized by the Investment Manager from the relationship with the Fund: Next, the Board of Directors considered the management fees and administrative fees payable by the Fund, as well as the Fund's expense ratio. As part of its analysis, the Board of Directors gave consideration to

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

the fee and expense analyses provided by the independent data provider. The Board of Directors considered that the Fund's actual management fees, at managed and common asset levels, were higher than the Peer Funds' medians, while the Fund's contractual management fees at managed asset levels were slightly higher than the Peer Funds' median. The Board of Directors also noted that the Fund's net expense ratios at managed and common asset levels were higher than the medians of the Peer Funds. The Board considered the impact of leverage levels and change to the capital structure by replacing auction market preferred securities with borrowings on the Fund's fees and expenses at managed and common asset levels. The Board of Directors then considered the administrative services provided by the Investment Manager, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Manager. The Board of Directors concluded that the Fund's current expense structure is satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Manager of its relationship with the Fund. The Board of Directors considered the level of the Investment Manager's profits and whether the profits were reasonable for the Investment Manager. Since the Subadvisors are paid by the Investment Manager and not by the Fund and are subsidiaries of the Investment Manager, and the Board of Directors considered the profitability of the Investment Manager as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Manager in connection with the Management Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Manager receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Manager under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Manager from its relationship with the Fund were reasonable and consistent with fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered that as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services rendered and fees paid to those under other investment management contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Management Agreements to those under other investment management contracts of other investment advisers managing Peer Funds. The Board of Directors also

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

considered the services rendered, fees paid and profitability under the Management Agreements to the Investment Manager's other advisory contracts with institutional and other clients with similar investment mandates, including subadvised mutual funds and proprietary funds. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that it does not have to the same extent with institutional and other clients. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Manager in developing and managing the Fund that the Investment Manager does not with institutional and other clients.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Management Agreements.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions

How?	All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don't share

For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share

For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share

For our affiliates to market to you—	No	We don't share

For non-affiliates to market to you—	No	We don't share

Questions?  Call 800.330.7348

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Privacy Policy—(continued)

Who we are
Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Europe SA, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds, and Cohen & Steers Open and Closed-End Funds (collectively, "Cohen & Steers").

What we do
How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.

Why can't I limit all sharing?	Federal law gives you the right to limit only
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies • Cohen & Steers does not share with non-affiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS
GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS REALTY INCOME FUND

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS
INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS
EMERGING MARKETS REAL ESTATE FUND

  •  Designed for investors seeking total return, investing primarily in emerging market real estate securities

  •  Symbols: APFAX, APFCX, APFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS
GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS
DIVIDEND VALUE FUND

  •  Designed for investors seeking high current income and long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS
GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the prospectus carefully before investing.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and co-chairman

Martin Cohen
Director and co-chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

Willard H. Smith Jr.
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and chief executive officer

Joseph M. Harvey
Vice president

Yigal D. Jhirad
Vice president

Richard E. Helm
Vice president

William F. Scapell
Vice president

Francis C. Poli
Secretary

James Giallanza
Treasurer and chief financial officer

Lisa D. Phelan
Chief compliance officer

KEY INFORMATION

Investment Manager

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Fund Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent—Common Shares

The Bank of New York Mellon
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, NY 10038

New York Stock Exchange Symbol: INB

Web site: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

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COHEN & STEERS

GLOBAL INCOME BUILDER, INC.

280 PARK AVENUE

NEW YORK, NY 10017

SEMIANNUAL REPORT

JUNE 30, 2011

INBSAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL INCOME BUILDER, INC.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer

Date: August 31, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: August 31, 2011